Exhibit 10.21

                                                                 Loan No. ML0743

                      MEMBERSHIP INTEREST PLEDGE AGREEMENT

      This MEMBERSHIP INTEREST PLEDGE AGREEMENT (this "Agreement"), dated as of November 30, 2004, is entered into by SHENTEL CONVERGED SERVICES, INC. ("Pledgor") in favor of COBANK, ACB ("Secured Party").

                                R E C I T A L S:

      WHEREAS, Secured Party and Shenandoah Telecommunications Company (the "Borrower") have entered into that certain Second Amended and Restated Master Loan Agreement, dated of even date herewith (as the same may be amended, supplemented, extended or restated from time to time, the "MLA"), that certain Term Supplement, dated as of June 22, 2001, as amended by that certain First Amendment to term Loan Supplement, dated as of September 1, 2001, and by that certain Second Amendment to Term Supplement, dated as of even date herewith (as the same may be further amended, supplemented, extended or restated from time to time, the "Term Supplement") providing for a term loan in the original principal amount of $45,965,690, and that certain Third Supplement to the Master Loan Agreement, dated as of even date herewith (as the same may be amended, supplemented, extended or restated from time to time, the "Third Supplement"; the MLA, as supplemented by the Term Supplement and the Third Supplement, the "Loan Agreement") providing for a reducing revolving line of credit of up to $15,000,000 (the "Revolving Loan"); and

      WHEREAS, the Borrower owns 100% of the issued and outstanding capital stock of Pledgor; and

      WHEREAS, Pledgor is the legal and beneficial owner of the Membership Interests (as defined in Section 2 hereof) of each Person as specified on
Schedule 1 attached hereto and incorporated herein by reference (collectively, the "Pledged Entities"); and

      WHEREAS, as an inducement to Secured Party to execute the MLA and Third Supplement and to make the Revolving Loan, Pledgor desires to grant Secured Party a first-priority security title and lien in and to the Collateral (as hereinafter defined).

      NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, Pledgor and Secured Party agree as follows:

      SECTION 1. Definitions. Capitalized terms used in this Pledge Agreement, unless otherwise defined herein, shall have the meanings assigned to them in the Loan Agreement.

      SECTION 2. Secured Obligations; Pledge; Collateral. To secure (i) the payment and performance in full of all (i) the payment and performance of all obligations of the Borrower under the MLA (as such obligations relate to the Term Supplement and the Third Supplement), the Term Supplement and the Third Supplement, any related Notes and other Loan Documents executed in connection therewith, (ii) the payment of all other indebtedness and the performance

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

of all other obligations of the Borrower to Secured Party under any future Supplement to the MLA that by its terms provides that the loan or other extension of credit described therein shall be secured by a lien and security interest in the Collateral pursuant to this Pledge Agreement, and (iii) the payment of any and all additional advances made or costs or expenses incurred by Secured Party to protect or preserve the Collateral or the security title, lien and security interest created hereby or for any other purpose provided herein (whether or not Pledgor remains the owner of the Collateral at the time such advances are made or costs or expenses are incurred) (collectively, the "Secured Obligations"), Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Secured Party, and grants to Secured Party a lien upon and a security interest in (a) all right, title and interest of Pledgor, whether legal or equitable, now or hereafter existing or acquired, and howsoever evidenced or arising, in each Pledged Entity (collectively, the "Membership Interests"), (b) any cash, additional Membership Interests or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in liquidation of, any and all of the Membership Interests, together with the proceeds thereof (collectively, the "Distributions") and (c) all certificates, accounts, chattel paper, instruments, general intangibles, cash, books, records, notices and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Membership Interests or the Distributions, together with all rights of Pledgor to receive and retain any of the foregoing and all proceeds of the foregoing (all such Membership Interests, Distributions and other proceeds thereof, collectively, the "Collateral"). Notwithstanding the foregoing, if at any time Pledgor demonstrates to Secured Party on a pro forma basis, taking into consideration the acquisition of any Pledged Entity hereafter acquired by Pledgor, that the Borrower will achieve and maintain for the then remaining life of the Loans (i) a Total Leverage Ratio (as determined in accordance with Section 7 of the MLA) less than or equal to 2.5:1.0 and (ii) an Equity to Total Assets Ratio (as determined in accordance with Section 7 of the MLA) greater than or equal to 35.0%, and the remaining life of the all Loans then outstanding is less than 7 years, Secured Party shall release the lien and security interest granted herein in such shares, capital stock, securities, cash, property and other proceeds thereof of such Pledged Entity. Upon a determination by Secured Party to grant such a request, for purposes of this Pledge Agreement such entity shall no longer be considered a Pledged Entity, all such membership and other ownership interests, cash, property and other proceeds shall no longer be considered part of the Collateral, and Secured Party shall deliver to Pledgor UCC termination statements and any other documents reasonably requested by Pledgor to evidence such release.

      Upon delivery to Secured Party, all property comprising part of the Collateral, except as provided below, shall be accompanied by proper instruments of assignment duly executed by Pledgor and by such other instruments or documents as Secured Party may reasonably request. Upon any certification of the Membership Interests or the issuance to Pledgor of any additional certificates representing Membership Interests in the Pledged Entities thereafter, Pledgor shall hold such certificates as Secured Party's agent and in trust for Secured Party as additional Collateral and shall pledge and deliver to Secured Party such certificates, along with proper instruments of assignment or membership interest transfer powers in blank duly executed by Pledgor and by such other instruments or documents as Secured Party or its counsel may reasonably request. Each delivery of such certificates or other issuance of uncertificated Membership Interests to Pledgor shall be accompanied by a schedule showing the numbers of the certificates (or other interests) therefor, theretofore and then being delivered or pledged to

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

Secured Party hereunder, which schedules shall be attached hereto as Schedule 1 and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. In case any distribution of any additional Membership Interests shall be made on or in respect of the Membership Interests or any property shall be distributed upon or with respect to the Membership Interests pursuant to the recapitalization or reclassification of the Membership Interests or pursuant to the reorganization thereof, the property so distributed shall be delivered to Secured Party to be held by it as additional Collateral. All sums of money and property so paid or distributed in respect of the Membership Interests which are received by Pledgor may be received by Pledgor and used in the ordinary course of its business; provided, however, upon the occurrence and during the continuance of an Event of Default, such sums shall, until paid or delivered to Secured Party, be held by Pledgor in trust for the benefit of Secured Party as additional Collateral.

      TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Secured Party, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

      SECTION 3. Representations and Warranties. Pledgor hereby represents and warrants that, except for security interests granted herein, Pledgor is the legal, equitable and beneficial owner of the Membership Interests, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature and free and clear of all warrants, options, rights to purchase, rights of first refusal and other interests of any Person; that Pledgor has legal authority to pledge the Collateral in the manner hereby done or contemplated; that the execution and delivery of this Pledge Agreement, and the performance of its terms, will not result in any violation of any provision of Pledgor's or any Pledged Entity's articles of organization or operating agreement, or violate or constitute a default under the terms of any trust agreement or other agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor or any Pledged Entity or any of Pledgor's or any Pledged Entity's property; that no approval, consent or authorization of any Governmental Authority which has not heretofore been obtained is necessary for the execution or delivery by Pledgor of this Pledge Agreement or for the performance by Pledgor of any of the terms or conditions hereof or thereof; and that this pledge is effective to vest in Secured Party the rights of Pledgor in the Collateral as set forth herein.

      SECTION 4. Membership Interests of the Pledged Entities. Pledgor represents that it is the registered and beneficial owner of Membership Interests in the Pledged Entities set forth on Schedule 1 hereto, as such schedule may be amended by Pledgor from time to time pursuant to this Sections 2 and 4. The outstanding Membership Interests owned by Pledgor of each Pledged Entity has been duly authorized and are validly issued, fully paid and non-assessable. Pledgor shall amend Schedule 1 from time to time as necessary for the information thereon to be true and correct and, with each such delivery, shall be deemed to remake all of the representations and warranties contained in this Pledge Agreement. Schedule 1 shall be amended by Pledgor's delivery of an amended Schedule 1 to Secured Party in accordance with Section 2 of this Pledge Agreement.

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

      SECTION 5. Additional Membership Interests; Transfer. Without the prior written consent of Secured Party, Pledgor will not (i) consent to or approve of the issuance of any additional Membership Interests or certificates representing Membership Interests by any Pledged Entity, or to any options, subscription rights, warrants or other instruments in respect thereof, (ii) consent to, approve of or permit any merger, consolidation, reorganization or any sale or lease of substantially all the assets of any Pledged Entity (except as permitted by the Loan Agreement), or (iii) consent to or approve the repurchase or redemption by any Pledged Entity of any of its Membership Interests.

      SECTION 6. Covenants with Respect to Collateral. Pledgor hereby covenants and agrees with respect to the Collateral as follows:

            (A) Pledgor will cause any additional Membership Interests issued to Pledgor by any Pledged Entity or property issued by any Pledged Entity with respect to the Collateral, whether for value paid by Pledgor or otherwise, to be forthwith deposited and pledged hereunder and delivered to Secured Party, free and clear of all liens, charges, encumbrances and security interests of every kind and nature, and in each case accompanied by proper instruments of assignment duly executed.

            (B) Pledgor will defend its title to, and the interest of the Secured Party in the Collateral against the claims of all Persons whomsoever.

            (C) Without the prior written consent of Secured Party, Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Collateral or any interest therein, except for the pledge thereof, and security interest therein, provided for in this Pledge Agreement.

      SECTION 7. Rights Regarding Collateral. Pledgor shall have the right to receive distributions from the Pledged Entities until the occurrence and during the continuance of an Event of Default. In the event Pledgor shall receive any distribution not permitted pursuant to this Section 7, Pledgor shall pay and contribute into such Pledged Entities all such distributions and any and all money and other property received by Pledgor in contravention of this Section 7. So long as no Event of Default hereunder shall have occurred and be continuing, Pledgor shall have the right to exercise all of its voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Pledge Agreement or any of the other Loan Documents. Upon the occurrence and during the continuance of a Default hereunder, all rights of Pledgor to exercise its voting, consensual and other powers of ownership pertaining to the Collateral shall become vested in Secured Party upon written notice from Secured Party to Pledgor, and thereupon Secured Party shall have the sole and exclusive authority to exercise such voting, consensual and other powers of ownership which Pledgor shall otherwise be entitled to exercise.

      SECTION 8. Event of Default. The breach of or failure to pay or perform any of the obligations secured hereby in accordance with their respective terms, the breach of or failure to perform or observe any representation, warranty, covenant or agreement contained in this Pledge

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

Agreement or the existence of any breach, Default or Event of Default under any of the Loan Documents shall constitute a "Event of Default" hereunder; provided that any breach of the terms of this Pledge Agreement which shall also constitute a breach of any other Loan Document shall be subject to the same notice and cure right applicable to such breach under such Loan Document.

      SECTION 9. Secured Party's Rights and Remedies. Upon the occurrence of an Event of Default, and subject to any applicable requirements contained in the organizational documents of the Pledged Entities:

            (A) Secured Party shall thereupon have, in addition to all other rights provided herein and in the Loan Documents, subject to any necessary approval of the FCC, the rights and remedies of a secured party under the Uniform Commercial Code in effect in the Commonwealth of Virginia, and further, Secured Party may, without demand and without advertisement, notice or legal process of any kind (except as may be required hereunder or by applicable Law), all of which Pledgor waives, at any time or times, sell and deliver any portion or all of the Collateral, including, without limitation, the right to receive all profits, Distributions, income, revenues and proceeds of the Membership Interests attributable to the Membership Interests, at public or private sales held by or for Secured Party, for cash, upon credit or otherwise, at such prices and upon such terms as Secured Party deems advisable, at its sole discretion. Secured Party or any affiliate of Secured Party may be the purchaser at any sale as described above, free from the right of redemption after such sale, which right of redemption Pledgor also waives. Secured Party may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Pledgor agrees that Secured Party has no obligation to preserve rights to the Collateral against prior parties or to marshall any Collateral for the benefit of any person or entity.

            (B) In addition thereto, Pledgor further agrees (i) in the event that notice is necessary under applicable Law, written notice mailed to Pledgor in the manner specified in Section 16 hereof not less than 20 Business Days prior to the date of public sale of any of the Collateral subject to the security interest created herein or prior to the date after which private sale or any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient; (ii) without precluding any other methods of sale, the sale of Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of lenders disposing of similar property but Secured Party may sell on such terms as it may choose without assuming any credit risk and without any obligation to advertise or give notice of any kind; and (iii) the proceeds of any such sale or disposition shall be applied first to the satisfaction of Secured Party's attorneys' fees, legal expenses, and other costs and expenses incurred in connection with the taking, retaking, holding, preparing for sale and selling of the Collateral and second to the payment (in whatever order Secured Party elects) of the Secured Obligations. After the application of all such proceeds as aforesaid, Secured Party will return any excess to Pledgor. To the extent permitted by applicable Law,

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

      Pledgor waives all claims, damages and demands against Secured Party arising out of the repossession, retention or sale of the Collateral.

      SECTION 10. Application of Proceeds of Sale and Cash. The proceeds of any sale of the whole or any part of the Collateral, together with any other moneys held by Secured Party under the provisions of this Pledge Agreement, shall be applied by Secured Party as follows:

            First: to the payment of all reasonable costs and expenses incurred by Secured Party in connection herewith, including but not limited to, all court costs and the fees and disbursements of counsel for Secured Party in connection herewith, and to the repayment of all advances made by Secured Party hereunder for the account of Pledgor, and the payment of all reasonable costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder; and

            Second: to the payment in full of the Secured Obligations in such order as Secured Party may elect.

Any amounts remaining after such application shall be promptly remitted to Pledgor, its successors, legal representatives or assigns, or as otherwise provided by Applicable Law.

      SECTION 11. Further Assurances. Pledgor agrees that it will join with Secured Party in executing and will file or record such notices, financing statements or other documents as may be necessary to the perfection of the security interest of Secured Party hereunder, and as Secured Party may reasonably request, such instruments to be in form and substance satisfactory to Secured Party, and that Pledgor will do such further acts and things and execute and deliver to Secured Party such additional conveyances, assignments, agreements and instruments as Secured Party may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Collateral or any part thereof or in order to assure and confirm unto Secured Party its rights, powers and remedies hereunder. Pledgor shall notify Secured Party in writing promptly upon its acquisition of Memberships Interests of any of the Pledged Entities and shall execute and deliver to Secured Party, upon request, an amendment to this Pledge Agreement or such other instruments as Secured Party may request together with certificates evidencing such Membership Interests accompanied by membership interest transfer powers executed in blank, and shall take such other action requested by Secured Party to effectuate the pledge of such Membership Interests to Secured Party in accordance with the provisions of this Pledge Agreement. Pledgor hereby constitutes and appoints Secured Party or Secured Party's designee during the term of any Secured Obligations secured by this Pledge Agreement as its attorney-in-fact, effective upon the occurrence of an Event of Default, which appointment is an irrevocable, durable agency, coupled with an interest, with full power of substitution. This power of attorney and mandate is for the purpose of taking, whether in the name of Pledgor or in the name of Secured Party, any action which Pledgor is obligated to perform hereunder or which Secured Party may deem necessary or advisable to accomplish the purposes of this Pledge Agreement. The powers conferred upon Secured Party in this Section are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall exercise its power of attorney only upon

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

the occurrence and during the continuance of an Event of Default or in the event Secured Party deems such action necessary or advisable to protect its interest in the Collateral.

      SECTION 12. Non-Waiver; Election of Remedies. No course of dealing between Pledgor and Secured Party or failure on the part of Secured Party to exercise, and no delay on its part in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder or under any of the Loan Documents are cumulative and in addition to and are not exclusive of any other remedies provided by law. No enforcement of any remedy shall constitute an election of remedies.

      SECTION 13. Pledgor's Obligations Not Affected. To the extent permitted by Applicable Law, the obligations of Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Pledgor, the Borrower or any other obligor of the Secured Obligations; (ii) any exercise or nonexercise, or any waiver, by Secured Party of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security thereof (including this Pledge Agreement);
(iii) any amendment to or modification or waiver of any provision of the Loan Agreement, the Notes or any of the other Loan Documents; (iv) any amendment to or modification of any instrument (other than this Pledge Agreement) securing any of the Secured Obligations, including, without limitation, any of the Loan Documents; or (v) the taking of additional security for, or any other assurances of payment of, any of the Secured Obligations or the modification, release or discharge or termination of any security or other assurance of payment or performance for any of the Secured Obligations, all whether or not Pledgor shall have notice or knowledge of any of the foregoing.

      SECTION 14. Governing Law; Amendments. Except to the extent governed by applicable federal law, this Pledge Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to choice of law doctrine. This Pledge Agreement may not be amended or modified nor may any of the Collateral be released, except in writing signed by the parties hereto.

      SECTION 15. Binding Agreement; Assignment. This Pledge Agreement shall be binding upon and inure to the benefit of Secured Party and its successors and assigns, and in the event of an assignment of any or all of the obligations secured hereby, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Pledge Agreement shall be binding upon Pledgor and its successors and assigns. Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of Secured Party.

      SECTION 16. Notices. All notices hereunder shall be delivered in accordance with the terms and provisions of the Loan Agreement.

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

      SECTION 17. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge Agreement.

      SECTION 18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together constitute but one and the same instrument.

      SECTION 19. Severability. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Pledge Agreement, but this Pledge Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

      SECTION 20. Secured Party's Duties. Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, Secured Party shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to Pledgor.

      SECTION 21. Secured Party's Exoneration. Under no circumstances shall Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than after a Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner. Secured Party shall not be required to take any action of any kind to collect, preserve or protect its or Pledgor's rights in the Collateral or against other parties thereto. Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Secured Obligations.

      SECTION 22. Termination; Reinstatement. This Pledge Agreement shall remain in full force and effect until (i) Secured Party has no further commitment or obligation to make advances to be secured hereby with respect to the Secured Obligations, and (ii) all Secured Obligations have been indefeasibly paid in full or any preference period applicable to payments made on or security given for the Secured Obligations has expired under applicable bankruptcy and insolvency laws, at which time Pledgor may request a written instrument of termination be executed and delivered by a duly authorized officer of Secured Party. If so terminated, this Pledge Agreement and all Pledgor's obligations hereunder shall be automatically reinstated if at any time payment in whole or in part of any of the Secured Obligations is rescinded or restored to Pledgor or all other payor or guarantor of the Secured Obligations, or must be paid to any other Person, upon the insolvency, bankruptcy, liquidation, dissolution or reorganization of Pledgor or any other payor or guarantor of the Secured Obligations, all as though such payment had not been made.

      SECTION 23. FCC Matters. Notwithstanding any other provision of this Pledge Agreement:

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

            (A) Any foreclosure on, sale, transfer or other disposition of, or the exercise or relinquishment of any right to vote or consent with respect to, any of the Collateral by Secured Party shall, to the extent required, be pursuant to Section 310(d) of the Communications Act of 1934, as amended, and the applicable rules and regulations thereunder, and, if and to the extent required thereby, subject to the prior approval or notice to and non-opposition of the FCC.

            (B) If a Event of Default shall have occurred and be continuing, Pledgor shall take any action, and shall cause the Pledged Entities to take any action, which Secured Party may reasonably request in order to transfer and assign to Secured Party, or to such one or more third parties as Secured Party may designate, or to a combination of the foregoing, each FCC license or permit owned by Pledgor. Secured Party is empowered, to the extent permitted by Applicable Law, to request the appointment of a receiver from any court of competent jurisdiction. Such receiver may be instructed by Secured Party to seek from the FCC an involuntary transfer of control of each such FCC license or permit for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of a Event of Default, Pledgor shall further use its best efforts to assist in obtaining approval of the FCC and any state regulatory bodies, if required, for any action or transactions contemplated by this Pledge Agreement, including, without limitation, the preparation, execution and filing with the FCC and any state regulatory bodies of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC license or permit or transfer of control necessary or appropriate under the rules and regulations of the FCC or any state regulatory body for approval or non-opposition of the transfer or assignment of any portion of the Collateral, together with any FCC license or permit.

            (C) Pledgor acknowledges that the assignment or transfer of each FCC license or permit is integral to Secured Party's realization of the value of the Collateral, that there is no adequate remedy at law for failure by Pledgor to comply with the provisions of this Section 23 and that such failure would not be adequately compensable in damages, and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of Pledgor contained in this Pledge Agreement, that the agreements contained in this Section 23 may be specifically enforced.

            (D) In accordance with the requirements of 47 C.F.R. Section 22.937, or any successor provision thereto, Secured Party shall notify Pledgor and the FCC in writing at least ten (10) days prior to the date on which Secured Party intends to exercise its rights, pursuant to this Pledge Agreement or any of the other Loan Documents, by foreclosing on, or otherwise disposing of, any Collateral in connection with which such notice is required pursuant to 47 C.F.R. Section 22.937 or any successor provision thereto.

                         [Signatures Begin on Next Page]

Membership Interests Pledge Agreement/Shentel Converged Services, Inc. Loan No. ML0743

      IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed and delivered, and Secured Party has caused this Pledge Agreement to be executed and delivered by its duly authorized officer, as of the date first above shown.

                                          Pledgor:

                                          SHENTEL CONVERGED SERVICES, INC.


                                          By:___________________________________
                                             Christopher E. French, President

                       [Signatures Continue on Next Page]

                    [Signatures Continued from Previous Page]

                                       COBANK, ACB


                                       By:______________________________________
                                             John P. Cole, Vice President

                                   SCHEDULE 1
                                       to
                                Pledge Agreement

                                 Made by Pledgor
                                   in favor of
                          CoBank, ACB as Secured Party

                                               Percentage of Membership Interest
Pledged Entity                                          Owned by Pledgor
--------------                                          ----------------

NTC Communications, LLC                                     83.88%